Exhibit 99.5

Monthly Servicing Report

For

Applebees Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

For the Payment Date of:	February 20, 2008
For the Monthly Collection Period of:	January

	Initial Balance	Current Balance

Total:	$1,869,000,000	$1,869,000,000
Series 2007-1 A-1-A	$22,500,000	$22,500,000
Series 2007-1 A-1-X	$52,500,000	$52,500,000
Series 2007-1 A-2-I-X	$350,000,000	$350,000,000
Series 2007-1 A-2-II-A	$675,000,000	$675,000,000
Series 2007-1 A-2-II-X	$650,000,000	$650,000,000
Series 2007-1 M-1	$119,000,000	$119,000,000

1)	Partial Amortization Amount or Partial Amortization Shortfall Amount Due		☐ Yes	☒ No

2)	Rapid Amortization Event occurred and continuing		☐ Yes	☒ No

Cause of Rapid Amortization (if any):

	a)	Failure to maintain a Three-Month Adjusted DSCR of at least 1.50x	☐
	b)	The 12-Month U.S. system-wide sales is less than $3.75 billion	☐
	c)	Servicer Termination Event has occured	☐
	d)	Event of Default has occurred	☐
	e)	Series 2007-1 Notes are outstanding after the Series Anticipated Repayment Date	☐

	Rapid Amortization DSCR One Time Cure Right Available		☒ Yes	☐ No

3)	Event of Default		☐ Yes	☒ No

	Current Payment Date	Last Payment Date
Current 3-Month DSCR	N/A	N/A
Current 3-Month AdjustedDSCR	N/A	N/A
Current 12-Month DSCR	N/A	N/A
Current 12-Month AdjustedDSCR	N/A	N/A
12-Month System-Wide Sales	4,529,029,246	0
Weighted Average Royalty Rate	3.94%	0
Change in Franchised Stores	(1)	0
Change in Company Owned Stores Stores	(1)	0

Monthly Servicing Report

For

Applebees Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
DTC	22579604	463,958.33		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Services, Inc. VFN

DTC	22579602	8,925,390.84						Applebee’s Senior Note Interest

DTC	22579609	777,873.91						Applebee’s Subordinated Note Interest

DTC	22579604	$12,500.00		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Administrative Agent Fee - Jan 2008

Assured Guaranty	22579603	$423,125.00		JPMorgan/Chase	021000021	Operating Acct	9102676450	Applebee’s Jan 2008 preimums

Wells Fargo	22579606	$126,363.83		Wells Fargo			22579600	TFR Interest Earnings - Sr. Note Interest Reserve to Collection Account

Wells Fargo	22579602	$15,880.03		Wells Fargo			22579600	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579603	$701.96		Wells Fargo			22579600	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579609	$1,342.02		Wells Fargo			22579600	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Applebee’s Services, Inc.	22579600	$9,422,239.53	26-0783903	JPMorgan/Chase	021000021	Applebee’s	51-20314	January 2008 Residual

Total Wires		$20,169,375.45

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
And	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant
Holders as Co-Issuers

Deposits to Concentration Account

Counted for Purposes of DSCR Only
Franchisees
A)	Franchise Payments from Third Party Franchisees
Royalty Payment		$11,118,296	Yes
Initial Franchise Fees		$17,056
Transfer Fees		$—
Renewal Fees		$—
Licensing Fees payable to Third parties		$—
Advertising Fees paid into the Concentration Account		$—
Total Franchise Payments from Third Party Franchisees		$11,135,352

B)	Development Payments	$—
C)	Lease Payments
Owned properties - Franchisee Leases		$—
Leased properties - Franchisee Sublease		$—
Total Lease Payments		$—	Yes

I)	Insurance Proceeds	$—
J)	Training Fees	$31,306
K)	Any other Third Party Reimbursement Amounts	$—
L)	Other	$156,494	Yes
M)	Any andvance payments from Third Party Franchisees	$—
N)	(Less Returns, NSF etc.) - enter as a positive number	$—	Yes
Franchisee Collections Received		$11,323,152

From Restaurant Holder Accounts

A)	All Store Revenue - Cash Purchase	$32,047,323	Yes
I)	Insurance Restoration Receipts	$848,034
Restaurant Holder Collections Received		$32,895,357

From Credit Card Accounts

A)	All Store Revenue - Credit Card Purchase	$54,803,060	Yes
Credit Card Collections Received		$54,803,060

From Gift Card Reserve Account

A)	Amount of Gift Card Receipts owed to the Rest. Holders	$13,804,199	Yes
B)	Excess Gift Card Reserve Amount	$—
Credit Card Collections Received		$13,804,199

Other

To Be Deposited into the Concentration Account
A)	Investment Income from all other Accounts (as applicable)	$93,186
B)	(Less investment expenses and net losses)	$—
Net Investment Income		$93,186	Yes
C)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
D)	Any other Amounts owed relating to the Collateral	$146,250	Yes
E)	Vendor Rebates	$507,934	Yes
F)	IHOP Residual Amount	$3,954,221	Yes
G)	Any Equity contributions	$—	Yes
H)	Loan from Applebee’s Franchising, LLC	$—
To Be Deposited into the Principal Payment Account
I)	Asset Disposition Amounts	$—
J)	Defective Assets Payments / Indemnity Payments	$—
Total “Other” Collections Received		$4,701,591

Misdirected Funds

A) Funds deposited to Cencentration Account in Error	$2,845,599

Total Monthly monies collected (Inc. Excluded Amts)	$120,372,958
Gross Monthly Collections	$117,478,997
DSCR Receipts	$116,630,963

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
And	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant
Holders as Co-Issuers

Deposits to Concentration Account

A) Resaurant Sales
Restaurant Gross Receipts Deposited into the Concentration Account	$100,654,582.00
Less: Gift Card Sales transferred to Gift Card Account	$(1,161,421)
Less: Sales Tax transferred to Sales Tax Account	$(6,785,405)
Restaurant Sales	$92,707,756.00

B) Restaurant Holder’s Expenses paid from Concentration Account
Food and Beverage	$26,901,319.00
Labor	$33,306,126.00
Utilities	$3,646,618.00
Other Controllables (including local advertising costs)	$6,576,871.00
Occupancy Costs	$2,219,692.00
Other Non-Controllables	$611,651.00
Subtotal of Operating Expenses Attributable	$73,262,277.00

Weight Watcher fees (paid to 3rd party account)	$82,539
Advertising (payable to the Advertising Reserve Account)	$2,580,035
Lease Payments payable to the Lease Payment Account	$0

Total Expenses	$75,924,851.00

C) Restaurant Holder Profits	$16,782,905.00
Percentage of Monthly Sales	18.10%

Non-Trust expenditures from concentration in January	862,857
Non-Trust expenditures from concentration account in December	498,920
Total misdirected funds (detail on misdirected funds page)	1,361,777

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
&	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The
Restaurant Holders as Co-Issuers

		Week 1	Week 2	Week 3	Week 4	Totals
Beginning Concentration Account Balance		$11,796,294	$13,767,489	$14,501,921	$18,741,410	$11,796,294
Total Cumulative monies collected (Inc. Excluded Amts)		$28,138,498	$28,366,498	$36,904,980	$26,962,982	$120,372,958
Other Cash Deposits		$(80,909)	$(79,111)	$(2,660,570)	$(25,009)	$(2,845,599)
Total Cumulative Weekly Collections		$28,138,498	$28,366,498	$36,904,980	$26,962,982	$120,372,958
Total Cumulative IHOP Residual Amounts Received		$0	$0	$0	$0	$0

Operating expenses attributable to U.S. Company Owned Restaurants paid or committed to pay		$15,345,436	$19,078,367	$16,506,037	$23,195,294	$74,125,134
Prior Week Debt Service Payments		$3,858,871	$2,836,473	$2,836,473	$—	$9,531,817
Prior Monthly Waterfall Payments				$5,197,122	$0	$5,197,122
Prior Monthly weekly waterfall payments		$2,740,301				$2,740,301
Prior Weekly Waterfall Payments		$0	$1,567,038	$2,622,720	$2,294,712	$6,484,470
Prior week gift card redemptions due to Restaurant Holders		$4,141,786	$4,071,077	$2,842,569	$2,110,266	$13,165,698
Total expended and committed funds		$26,086,394	$27,552,955	$30,004,921	$27,600,272	$111,244,542

Total Collections to be applied in Accordance w/ Weekly Waterfall		$13,767,489	$14,501,921	$18,741,410	$18,079,111	$24,563,581

Weekly Allocations from the Concentration Account Pursuant to Section 10.1(b)(iii) of Base Indenture

I)	To the Operating Expense Account Account	$0	$0	$0	$0	$0
	A Accrued and unpaid Govt. Taxes	$0	$0	$0	$0	$0
	B Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$0	$0	$0	$0	$0

II)	To the Sales Tax Account	$1,723,061	$1,664,777	$1,648,262	$1,749,305	$6,785,405
	A Sales taxes payable	$1,723,061	$1,664,777	$1,648,262	$1,749,305	$6,785,405
	B Any sales tax owed but not paid in accordance with II) A above	$0	$0	$0	$0	$0

III)	To the Lease Payment Account	$0	$0	$0	$0	$0
	A 1/3 of Lease Payments on sale/leaseback leases payable in immediately following Monthly Collection Period	$0	$0	$0	$0	$0
	B Any Lease Payment owed but not paid in accordance with III) A above	$0	$0	$0	$0	$0

IV)	To the Gift Card Reserve Account	$(3,700,807)	$(2,556,186)	$(1,858,745)	$(1,706,810)	$(9,822,548)
	A Gift Card Sales payable to ACMC	$370,270	$286,383	$251,521	$253,247	$1,161,421
	B ACMC Gift Card Redemptions due to restaurant holders	$(4,071,077)	$(2,842,569)	$(2,110,266)	$(1,960,057)	$(10,983,969)
	C Any Gift Card Sales owed but not paid in accordance with IV) A above	$0	$0	$0	$0	$0

V)	To the Third Party Licensing Fee Account	$18,575	$22,112	$20,894	$20,958	$82,539
	A Accrued and unpaid licensing or royalties fees payable to third parties	$18,575	$22,112	$20,894	$20,958	$82,539
	B Any licensing fees owed but not paid in accordance with V) A above	$0	$0	$0	$0	$0

VI)	To the Advertising Fees Account	$658,403	$631,267	$633,551	$656,814	$2,580,035
	A Advertising Fees payable by the Restaurant Holders and Predecessor Restaurant Holders	$658,403	$631,267	$633,551	$656,814	$2,580,035
	B Any Advertising Fees owed but not paid in accordance with VI) A above	$0	$0	$0	$0	$0

VII)	To the Operating Expense Account	$0	$0	$0	$0	$0
	A Previously accrued and unpaid Operating Expenses	$0	$0	$0	$0	$0
	B Operating Expenses expected to be payable prior to the immediately following Weekly Allocation Date (of Payment Date if Earlier)	$0	$0	$0	$0	$0

VIII)	To the Servicer	$2,867,806	$2,860,750	$1,850,750	$1,850,750	$9,430,056
	A Weekly Servicing Fee	$1,850,750	$1,850,750	$1,850,750	$1,850,750	$7,403,000
	B Any Servicing Fee owed but not paid in accordance with VIII) A above	$0	$0	$0	$0	$0
	C Residual Certificates paid to Servicer	$1,000,000	$1,000,000	$0	$0	$2,000,000
	D Any initial franchise fees, transfer fees, territory fees, or renewal fees	$17,056	$10,000	$0	$—	$27,056
	E Any initial franchise fees, territory fees, transfer fees, or renewal fees owed but not paid in accordance with VII) C above	$0	$0	$0	$—	$0

Cumulative Total Weekly Allocations		$1,567,038	$2,622,720	$2,294,712	$2,571,017	$9,055,487
Less: Non-DSCR Expense		$(3,054,021)	$(1,832,569)	$(2,110,266)	$(1,960,057)	$(8,956,913)
DSCR Expenses in Weekly Allocations		$4,621,059	$4,455,289	$4,404,978	$4,531,074	$18,012,400
Ending Concentration Account balance		$12,200,451	$11,879,201	$16,446,698	$15,508,094	$15,508,094

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
And	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant
Holders as Co-Issuers

				Previous Remittances	Amount Owed	Collections Remaining

Collections transferred from Concentration Account to the Collection Account & to be applied as stated below and in accordance with Section 10.12 of the Indenture			$14,146,318

Interest Earnings on the Servicing accounts to be distributed			$61,497

Interest Earnings on the Trust accounts to be distributed			$144,327			$14,352,141.61

Total Amount to be distributed			$14,352,142

I	To the Operating Expense Account*				$0.00	$14,352,141.61
	i	Accrued and unpaid Govt. Taxes			$0.00
	ii	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity			$0.00

II	To Sales Tax Account
	i	Accrued plus unpaid Sales Taxes			$0.00	$14,352,141.61

III	To the Senior Notes Principal Payment Account(or Sub Notes Principal Pmt Account)**				$0.00	$14,352,141.61
	i	Insurance Proceeds Amount			$0.00
	ii	Asset Disposition Prepayment Amount			$0.00
	iii	Indemnification Amount			$0.00

IV	To the Operating Expense Payment Account*
		Previously accrued and unpaid Operating Expenses			$0.00	$14,352,141.61

V A	To the Senior Notes Interest Payment Account
		Senior Notes Monthly Interest Amount		5,222,478.00	3,702,912.84	$10,649,228.77
B	To the Insurer Premiums Account
		Accrued Insurer Premium Amount		225,234.00	197,891.00	$10,451,337.77
C	To the Class A-1 Commitment Fees Account
		Class A-1 Monthly Commitment Fees Amount			$463,958.33	$9,987,379.44
D	To the Hedge Payment Account
		Hedge Payment Amount (excluding any termination payments)			$0.00	$9,987,379.44

VI	To each Insurer
		Insurer Expense Amount			$0.00	$9,987,379.44

VII	To each Insurer
		Insurer Reimbursement Amount			$0.00	$9,987,379.44

VIII	To the Class A-1 Administrative Agent
		Accrued and unpaid Class A-1 Administrative Expenses due (to the capped amount)			12,500.00	$9,974,879.44

IX	To the Senior Notes Interest Reserve Account
		Senior Notes Interest Reserve Deficit Amount			$0.00	$9,974,879.44

X	To the Servicer
		Any Supplemental Servicing Fee			$0.00	$9,974,879.44

XI	To the Senior Notes Principal Payment Account
		Any Partial Amortization Amount			$0.00	$9,974,879.44

XII	To the Cash Trap Reserve Account
		Any Cash Trap Reserve Amount			$0.00	$9,974,879.44

XIII	To the Senior Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
		The lessor of (A) remaining amount in Collection account and (B) Aggregate outstanding Principal Amount			$0.00	$9,974,879.44

XIV	To the Operating Expense Account
		Previously accrued and unpaid Operating Expenses in excess of the Capped Operating Expense Amount			$0.00	$9,974,879.44

XV	To the Class A-1 Administrative Agent
		Accrued and unpaid Class A-1 Administrative Expenses due in excess of the Capped Class A-1 Note Administrative Expense Amount			$0.00	$9,974,879.44

XVI	Also To Class A-1 Administrative Agent
		Any other amounts owed to the Class A-1 Note Administrative Agent			$0.00	$9,974,879.44

XVII	To the Subordinated Notes Interest Payment Account
		Any Partial Amortization Amount			$0.00	$9,974,879.44

XVIII	Also, to the Subordinated Notes Interest Payment Account
		Subordinated Notes Monthly Interest Amount for the Series 2007-1 Class M-1 Notes		225,234.00	552,639.91	$9,422,239.53

XIX	To the Subordinated Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
		All remaining funds up to the Aggregate Outstanding Principal Amount of Series 2007-1 Class M-1 Notes			$0.00	$9,422,239.53

XX A	To the Class A-1 Excess Interest Account
		Class A-1 Excess Interest Amount			$0.00	$9,422,239.53
B	To the Sr. Notes Excess Adjusted Interest Account
		0			$0.00	$9,422,239.53
C	To the Sr. Notes Monthly Contingent Additional Interest Account
		Sr Notes Monthly Contingent Additional Interest Amount			$0.00	$9,422,239.53

XXI	To Sub Notes Monthly Contingent Additional Interest Account
		Sub Notes Monthly Contingent Additional Interest Amount			$0.00	$9,422,239.53

XXII	To Hedge Payment Account				$0.00	$9,422,239.53
	i	Any accrued and unpaid Series Hedge Payment			$0.00
	ii	Any other amounts payable to a Hedge Counterparty			$0.00

XXIII	To Sr. Notes Principal Payment Account (and on and after Sr. Notes paid in full, the Sub Notes Princ. Pmt Account)
		Monthly Aggregate Extension Prepayment Amount			$0.00	$9,422,239.53

XXIV	To the Sub Notes Principal Payment Account
	i	Lessor of			$0.00	$9,422,239.53
		(i) Monthly Sub Notes Amortization Amount
		(ii) Residual Threshold Amount
	ii	Any accrued and unpaid Sub Notes Principal Amortization Amount (provided Residual Amount > [8.333mm])			$0.00	$9,422,239.53

XXV	To The Issuer and Co-Issuer as Residual Payments
		All Remaining Funds			$9,422,239.53	$0.00

Debt Service Payents remitted during December				5,672,946.00
				$5,672,946

* All amounts are paid after giving effect to the payment of such amounts on any Weekly Allocation Date during the preceeding Monthly Collection Period.	$0

** Or if no Senior Notes are outstanding or the amounts on deposit in the Senior Notes Principal Payment Account equals the Aggregate Outstanding Principal Amount of the Senior Notes such amounts are to be deposited into the Subordinated Notes Payment Account

1)	Equity Contributions Made During Last 3 Months up to Maximum of 2

	Date Contributed	Amount Contributed	Amount Able for DSCR Calculation
1		$0	$0
2		$0	$0

2)	Equity Contributions Made During Current Calendar Year up to Maximum of 2

	Date Contributed	Amount Contributed
1		$0
2		$0

3)	Cumulative Equity Contributions Made up to Maximum of 5 prior to Legal Final Maturity

	Date Contributed	Amount Contributed
1		$0
2		$0
3		$0
4		$0
5		$0

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	February 20, 2008
&	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Series 2007-1 Senior Interest Reserve Account

Wrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve (1)
Series 2007 - 1 A-1-A	30,000,000	7.2725%	0.7500%	601,688
Series 2007 - 1 A-2-II-A	675,000,000	6.4267%	0.7500%	12,110,681
				12,712,369

Unwrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve
Series 2007 - 1 A-1-X	70,000,000	7.9225%	n/a	1,386,438
Series 2007 - 1 A-2-I-X	350,000,000	7.2836%	n/a	6,373,150
Series 2007 - 1 A-2-II-X	650,000,000	7.0588%	n/a	11,470,550
Series 2007-1 M-1	119,000,000	8.4044%	n/a	0
				19,230,138

			Reserve required	31,942,506

Beginning Balance	$31,950,229
Plus Deposits	$126,364
Less Withdrawals	$7,723
Ending Balance	$32,068,870

Excess(Deficit)	$126,364

Series 2007-1 Senior Cash Trap Account

Beginning Balance	$—
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$—
Required Amount	$—
Deposit Required	$—

(1) -	If DSCR exceeds 3.0x for two consecutive months the reserve on the wrapped notes is reduced to 30 days interest.

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
And	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Calculation of Adjusted 3-Month DSCR

For the Payment Date of:	February 20, 2008
For the Monthly Collection Period of:	January

Monthly Periods used in calculation of DSCR

January

Retained Collections	$—	$42,505,829
	- Total Monthly DSCR Expenses	$18,012,400
		$24,493,429

Denominator
	Total Debt Service	$9,824,974.17

December

Retained Collections	$—	$59,604,424
	- Total Monthly DSCR Expenses	$37,371,243
		$22,233,181

Denominator
	Total Debt Service	$10,456,484

November

Retained Collections	$—	$—
	- Total Monthly DSCR Expenses	$—
		$—

Denominator
	Total Debt Service	$—

Current Payment Date Adjusted DSCR Ratio		2.304

	Event Occur?	% to Trap (if Applicable)
Cash Trapping Event?	N	0.00%
Rapid Amortization Event?	N
Servicer Termination Event / EOD?	N

Calculation of 3-Month DSCR

For the Payment Date of:	February 20, 2008
For the Monthly Collection Period of:	January

Monthly Periods used in calculation of DSCR

January

Retained Collections	$—	$38,551,608
	- Total Monthly DSCR Expenses	$18,012,400
		$20,539,208

Denominator
	Total Debt Service	$9,824,974.17

December

Retained Collections	$—	$56,909,731
	- Total Monthly DSCR Expenses	$37,371,243
		$19,538,488

Denominator
	Total Debt Service	$10,456,484

November

Retained Collections	$—	$—
	- Total Monthly DSCR Expenses	$—
		$—

Denominator
	Total Debt Service	$—

	Current Payment Date DSCR Ratio	1.976

12-Month DSCR
12-Month Adjusted DSCR

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
And	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		($ In Thousands)
		Monthly
Numerator
	Operating Lease Expense - (Current Month)	8,381
	Annualized Operating Lease Expense	100,568
1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	804,543

+	All Trust Debt	2,339,000
	IHOP	445,000
	Applebees	1,894,000
	All other Applebee’s Corporate Debt	3,728
	All Other IHOP Corp Debt	170,024
2	Total Indebtedness	2,512,752

	Total Adjusted Debt	3,317,295

Denominator
1	EBITDA	366,042
+ 2	Operating Lease Expense	100,568
	EBITDAR	466,610

	Current Payment Date Leverage Ratio	7.1

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
And	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant Holders as
Co-Issuers

Company Owned Stores in U.S.

Beginning		510
	Plus New Stores	0
	Plus Stores taken back from Franchisee	0
	Less Refranchised	0
	Less Store Closures	1
Ending Balance		509

Franchised Stores in U.S.

Beginning		1,354
	Plus New Stores	2
	Plus Refranchised	0
	Less Stores taken by Franchisor	0
	Less Store Closures	2
Ending Balance		1,354

Company Owned Stores outside of U.S.

Beginning		1
	Plus New Stores	0
	Plus Stores taken back from Franchisee	0
	Less Refranchised	0
	Less Store Closures	0
Ending Balance		1

Franchised Stores outside of U.S.

Beginning	111
Plus New Stores	0
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	1
Ending Balance	110

APPB U.S. System-Wide Sales For Last 12 Months	$4,529,029,246
Current Twelve Month US System-wide Sales Equal to or Greater then $3.75 billion	YES
Weighted Average Royalty Rate	3.94%

Applebees Enterprises	For the Weekly Payment Date of:	February 20, 2008
LLC as Issuer	For the Monthly Collection Period of:	January
&
Applebee’s IP LLC &
The Restaurant Holders
as Co-Issuers

Series 2007-1 A-I-A

Beginning	$22,500,000	Wrapped
Amortization	$—
Draw Down	$—
Ending	$22,500,000

Commitment Amount	$30,000,000
Available Amount	$7,500,000

Series 2007-1 A-1-X

Beginning	$52,500,000	Unwrapped
Amortization	$—
Draw Down	$—
Ending	$52,500,000

Commitment Amount	$70,000,000
Available Amount	$17,500,000

Series 2007-1 A-2-1-X

Beginning	$350,000,000	Unwrapped
Amortization	$—
Ending	$350,000,000

Series 2007-1-A-2-II-A

Beginning	$675,000,000	Wrapped
Amortization	$—
Ending	$675,000,000

Series 2007-1 A-2-II-X

Beginning	$650,000,000	Unwrapped
Amortization	$—
Ending	$650,000,000

Series 2007-1-M-1

Beginning	$119,000,000
Amortization	$—
Ending	$119,000,000

Series 2007-1 A-1 -A Draw#1

Amount	$22,500,000
Date	1/14/2008
LIBOR	4.3200%
Spread	2.2050%
Total Coupon	6.5250%
Interest Due This Period	$28,547
Cumulative Interest Due	$57,094	14 days

Series 2007-1 A-1 -X Draw#1

Amount	$52,500,000
Date	1/14/2008
LIBOR	4.3200%
Spread	2.8550%
Total Coupon	7.1750%
Interest Due This Period	$73,245
Cumulative Interest Due	$146,490	14 days

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:
&	For the Monthly Collection Period of:
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For January

			Wk1	Wk2	Wk3	Wk4
1	Concentration Account
	Beginning Balance		11,989,814	13,767,489	14,501,921	18,741,410
		Plus Deposits	28,138,498	28,366,498	36,904,980	26,962,982
		Less Withdrawals	(26,360,823)	(27,632,066)	(32,665,491)	(27,625,281)
	Ending Balance		13,767,489	14,501,921	18,741,410	18,079,111

2	Operating Expense Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

3	Sales Tax Account
	Beginning Balance		9,140,596	10,256,653	10,863,663	10,430,539
	Plus Company Store Contribution		51,236	1,723,062	1,664,777	1,696,643
		Plus: Excluded Asset deposits	1,597,204	14,124	13,341	15,647
		Other deposits	24,155	0	0	0
		Less Withdrawals	(556,538)	(1,130,176)	(2,111,242)	(3,489,110)
	Ending Balance		10,256,653	10,863,663	10,430,539	8,653,719

4	Lease Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

5	Gift Card Reserve Account
	Beginning Balance		18,603,666	16,361,312	15,168,864	12,612,678
		Plus Deposits	1,899,432	370,270	286,383	251,521
		Less Withdrawals	(4,141,786)	(1,562,718)	(2,842,569)	(2,110,266)
	Ending Balance		16,361,312	15,168,864	12,612,678	10,753,933

6	Third Party Licensing Fee Account
	Beginning Balance		694,969	713,154	757,631	1,148,247
		Plus: Deposits	6,188	25,771	368,366	13,209
	Plus Company Store Contribution		11,917	18,575	22,112	20,894
		Plus: Excluded Asset deposits	80	131	138	141
		Less Withdrawals	0	0	0	(272,763)
	Ending Balance		713,154	757,631	1,148,247	909,728

7	Advertising Fees Account
	Beginning Balance		11,391,255	4,765,488	6,757,852	8,152,609
		Plus: Direct Deposits	148,389	1,331,976	9,013,319	2,855,037
	Plus Company Store Contribution		553,956	658,403	631,267	633,551
		Plus: Excluded Store Deposits	5,007	5,317	5,222	5,678
		Less Withdrawals	(7,333,119)	(3,332)	(8,255,051)	(979,942)
	Ending Balance		4,765,488	6,757,852	8,152,609	10,666,933

8	Capital Expenditure Reserve Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

9	Indemnification / Insurance proceeds / Asset Disposition Account
	Beginning Balance		839,589	8,445	8,445	93,288
		Plus Deposits	8,445	0	93,288	0
		Less Withdrawals	(839,589)	0	(8,445)	0
	Ending Balance		8,445	8,445	93,288	93,288

10	Franchise Holder Account
	Beginning Balance		2,000,000	2,006,170	2,006,170	2,006,170
		Plus Deposits	6,170	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		2,006,170	2,006,170	2,006,170	2,006,170

11	Collateral Account (a)
	Beginning Balance		20,750,522	20,813,962	20,813,962	20,813,962
		Plus Deposits	67,646	0	0	0
		Less Withdrawals	(4,206)	0	0	0
	Ending Balance		20,813,962	20,813,962	20,813,962	20,813,962

(a) - The Collatereral Account is an excluded asset, required by JP Morgan, our primary banking partner, as collateral on Letters of Credit related to an unsecuritized entity.

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:
&	For the Monthly Collection Period of:
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For January

		Wk1	Wk2	Wk3	Wk4
12	Applebee’s Enterprises, LLC Main Account
	Beginning Balance	$10,000.00	10,039	10,039	10,039
	Plus Deposits	39.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$10,039.00	$10,039.00	$10,039.00	$10,039.00

13	Collection Account
	Beginning Balance	$0.00	0	0	5,097,122
	Plus Deposits	3,858,871.00	2,836,473.00	8,033,595.00	2,623,220.00
	Less Withdrawals	(3,858,871.00)	(2,836,473.00)	(2,936,473.00)	(7,720,342.00)
	Ending Balance	$0.00	$0.00	$5,097,122.00	$0.00

14	Senior Notes Interest Payment Account
	Beginning Balance	$13,675,287.00	17,109,989	19,625,486	22,240,983
	Plus Deposits	3,434,702.00	2,515,497.00	2,615,497.00	3,099,155.47
	Less Withdrawals	0.00	0.00	0.00	(20,293,264.57)
	Ending Balance	$17,109,989.00	$19,625,486.00	$22,240,983.00	$5,046,873.90

15	Insurer Premiums Account
	Beginning Balance	$604,500.00	756,327	868,944	981,561
	Plus Deposits	151,826.96	112,617.00	112,617.00	27,229.17
	Less Withdrawals	0.00	0.00	0.00	(782,854.17)
	Ending Balance	$756,326.96	$868,943.96	$981,560.96	$225,935.96

16	Class A-1 Commitment Fees Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

17	Senior Notes Principal Payment Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

18	Senior Notes Interest Reserve Account
	Beginning Balance	$31,950,229.00	32,076,593	32,076,593	32,076,593
	Plus Deposits	126,364.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	(7,722.00)
	Ending Balance	$32,076,593.00	$32,076,593.00	$32,076,593.00	$32,068,871.00

19	Senior Notes Contingent Additional Interest Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

20	Subordinated Note Interest Payment Acount
	Beginning Balance	$1,155,697.00	1,445,963	1,654,322	1,862,681
	Plus Deposits	290,266.00	208,359.00	208,359.00	27,783.00
	Less Withdrawals	0.00	0.00	0.00	(1,472,404.19)
	Ending Balance	$1,445,963.00	$1,654,322.00	$1,862,681.00	$418,059.81

21	Subordinated Note Principal Payment Acount
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

22	Subordinated Note Contingent Additional Interest Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

23	Hedge Payment Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

24	Cash Trap Reserve Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

25	Series 2007-1 Distribution Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

26	Series 2007-1 AI Distribution Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

27	Series 2007-1 A2IDistribution Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

28	Series 2007-1 A2II Distribution Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

29	Series 2007-1 Class M-1 Distribution Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

30	Senior Notes Excess Adjusted Interest Account
	Beginning Balance	$0.00	0	0	0
	Plus Deposits	0.00	0.00	0.00	0.00
	Less Withdrawals	0.00	0.00	0.00	0.00
	Ending Balance	$0.00	$0.00	$0.00	$0.00

Asset Dispositions

After-Tax Net Proceeds Received in Monthly Collection Period	$—
Pro-Forma EBITDAR Consolidated Leverage Ratio	7.1
Is Consolidated Ratio Leverage Test of 6.0 times satisfied?(yes or no)
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$0

After-Tax Net Proceeds Received in Calendar Year
Calendar Year Threshold (applicable only if Consolidated Leverage ratio is Below 6x)	$0
Amount Above Annual Threshold after taking into consideration amounts received this Month	$0

After-Tax Net Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$0

After-Tax Net Proceeds Received in last 180 days to be applied as Reinvested Amounts	$0
After-Tax Net Proceeds Received within 150-180 days	$0

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$0
After-Tax Net Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$0

Senior ABS Leverage Ratio(Sr APPB Sec Debt/ Securitization EBITDA) assumes that variable funding notes are fully drawn		%

Insurance Proceeds

Insurance Proceeds Received in Monthly Collection Period	$848,034.00

Insurance Proceeds Received in Calendar Year	$848,034
Calendar Year Threshold	$10,000,000
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

Insurance Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$0
Insurance Proceeds Received in last 180 days to be applied as Reinvested Amounts	$0

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
Insurance Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$0
Insurance Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$0

Reinvested Amounts

Reinvested Amounts to be applied to pay Debt of Senior Notes on Current Payment Date	$0
Reinvested Amounts to be applied to pay Debt of Senior Notes in last 180 Days	$0

Pro-Forma Consolidated Leverage Ratio

				Monthly
Numerator
			Operating Lease Expense - (current Month)	8,381
			Annualized Operating Lease Expense	$100,568
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	$804,543

	+		All Trust Debt (before Asset Disposition)	$2,339,000
			IHOP	$445,000
			Applebees	$1,894,000
			All Other Applebee’s Corp Debt	$3,728
			All Other IHOP Corp Debt	$170,024
		2	Total Indebtedness	$2,512,752

			Total Adjusted Debt	$3,317,295

Denominator
		1	EBITDA	$366,042
	+	2	Operating Lease Expense	$100,568
			EBITDAR	$466,610

Current Payment Date Leverage Ratio				7.1

		Pro-Forma EBITDA		$366,042
Pro-Forma EBITDAR Leverage Ratio				7.1

			After-Tax Net Proceeds Received in Monthly Collection Period
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes				$0

Pro-Forma EBITDAR Leverage Ratio				7.1

Applebees Enterprises LLC as
Issuer
&	For the Payment Date of:	February 20, 2008
Applebee’s IP LLC & The	For the Monthly Collection Period of:	January
Restaurant Holders as Co-
Issuers

Non-trust deposits to Concentration Account

Amounts Previously Transferred

A)	Preclose store cash deposits deposited to concentration account	$—
B)	Advertising fees paid into the concentration account	$2,585,166.31
C)	Excluded Store credit card settlements	$—
D)	ACMC Credit Card sales	$2,560
E)	International Franchise Payments	$—
F)	Reimbursement of employee related costs	$15,033
G)	Income Tax Refunds	$—
H)	State of Kansas Development Grant on new Support Center	$—
I)	Vendor G&A reimbursements	$129,951
J)	Sales Tax Refund	$48,381
K)	Weight Watchers	$19,008
L)	Insurance proceeds	$—
M)	Miscellaneous	$45,500

	Total Misdirected funds deposited to Concentration Account	$2,845,599

Non-Trust Expenditures from Concentration Account

Reduction of the Monthly Residual

A)	Professional Fees	1,040,600
B)	Insurance Expenses	219,792
C)	G&A Expenses	48,780
D)	Capital Expenditures	47,250
E)	International marketing expenses	5,354
		1,361,776

Applebees Enterprises LLC as Issuer	For the Payment Date of:	February 20, 2008
And	For the Monthly Collection Period of:	January
Applebee’s IP LLC & The Restaurant Holders as Co-
Issuers

Non Conforming Assets

	Count

		Beginning Bucket	0

									Most Recent Annual			Most Recent Annual
			Store #	Franchisee	Store Type	Reason	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:
	#1
		Ending Bucket	0
		Weighted Average Royalty Rate	0.04

# of Stores under Premier Program or other similar programs with a Royalty Holiday			0